Long-Term Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt
On August 19, 2010, the Company issued $150 million in principal amount of its 10% Senior Notes due 2017. On July 3, 2013, the Company issued an additional $200 million in principal amount of its 10% Senior Notes due 2017 (collectively, the "2017 Notes").
On February 17, 2016, the Company closed a private exchange offer (the "February Exchange") and consent solicitation (the "February Consent Solicitation") to certain eligible holders of its outstanding 2017 Notes. In satisfaction of the tender of $214.4 million in aggregate principal amount of the 2017 Notes, representing approximately 61% of the then outstanding aggregate principal amount of 2017 Notes, the Company (i) paid approximately $53.6 million of cash, (ii) issued $144.7 million aggregate principal amount of its new 10% Second Lien Senior Secured Notes due 2021 (the "2021 Notes") and (iii) issued approximately 1.1 million shares of its common stock. Following the completion of the February Exchange, $135.6 million in aggregate principal amount of the 2017 Notes remained outstanding. The February Consent Solicitation eliminated or waived substantially all of the restrictive covenants contained in the indenture governing the 2017 Notes.
On September 27, 2016, the Company closed private exchange offers (the "September Exchange") and a consent solicitation (the "September Consent Solicitation") to certain eligible holders of its outstanding 2017 Notes and 2021 Notes. In satisfaction of the consideration of $113.0 million in aggregate principal amount of the 2017 Notes, representing approximately 83% of the then outstanding aggregate principal amount of 2017 Notes, and $130.5 million in aggregate principal amount of the 2021 Notes, representing approximately 90% of the then outstanding aggregate principal amount of 2021 Notes, the Company issued (i) $243.5 million in aggregate principal amount of its new 10% Second Lien Senior Secured PIK Notes due 2021 (the "2021 PIK Notes") and (ii) approximately 3.5 million shares of its common stock. The Company also paid, in cash, accrued and unpaid interest on the 2017 Notes and 2021 Notes accepted in the September Exchange from the last applicable interest payment date to, but not including, September 27, 2016. Following the consummation of the September Exchange, there is $22.7 million in aggregate principal amount of the 2017 Notes outstanding and $14.2 million in aggregate principal amount of the 2021 Notes outstanding. The September Consent Solicitation amended certain provisions of the indenture governing the 2021 Notes and amended the registration rights agreement with respect to the 2021 Notes.
Unless the Company exercises its payable in kind ("PIK") interest option, the 2021 PIK Notes bear interest at a rate of 10% per annum on the principal amount and interest is payable semi-annually in arrears on February 15 and August 15 of each year, starting on February 15, 2017. The Company may, at its option, for one or more of the first three interest payment dates of the 2021 PIK Notes, pay interest at (i) the annual rate of 1% in cash plus (ii) the annual rate of 9% PIK (the "PIK Interest") payable by increasing the principal amount outstanding of the 2021 PIK Notes or by issuing additional 2021 PIK Notes in certificated form. We exercised this PIK option in connection with the interest payment due on February 15, 2017. As of December 31, 2016, the Company was in compliance with all of the covenants under the 2021 PIK Notes.
The 2021 Notes bear interest at a rate of 10% per annum on the principal amount and interest is payable semi-annually in arrears on February 15 and August 15 of each year. As of December 31, 2016, the Company was in compliance with all of the covenants under the 2021 Notes.
The 2017 Notes bear interest at a rate of 10% per annum on the principal amount and interest is payable semi-annually in arrears on March 1 and September 1 of each year and the 2017 Notes mature on September 1, 2017. As of December 31, 2016, the Company was in compliance with the remaining covenants under the 2017 Notes.
The February Exchange and September Exchange were accounted for as troubled debt restructurings pursuant to ASC Topic 470-60 "Troubled Debt Restructurings by Debtors." The Company determined that the future undiscounted cash flows from the 2021 PIK Notes issued in the September Exchange through the maturity date exceeded the adjusted carrying amount of the 2017 Notes and the 2021 Notes tendered in the September Exchange. Accordingly, no gain or loss on extinguishment of debt was recognized in connection with the September Exchange. The net shortfall of the remaining carrying value of the 2017 Notes and 2021 Notes tendered as compared to the principal amount of the 2021 PIK Notes issued in the September Exchange of $0.6 million is reflected as part of the carrying value of the 2021 PIK Notes. Such shortfall is being amortized under the effective interest method over the term of the 2021 PIK Notes.
The Company previously determined that the future undiscounted cash flows from the 2021 Notes issued in the February Exchange through the maturity date exceeded the adjusted carrying amount of the 2017 Notes tendered in the February Exchange. Accordingly, no gain on extinguishment of debt was recognized in connection with the February Exchange. The excess of the remaining carrying value of the 2017 Notes tendered over the principal amount of the 2021 Notes issued in the February Exchange of $13.9 million was reflected as part of the carrying value of the 2021 Notes. The amount of the excess carrying value attributable to the 2021 Notes tendered in the September Exchange is now reflected as part of the carrying value of the 2021 PIK Notes. The excess carrying value attributable to the remaining 2021 Notes is being amortized under the effective interest method over the term of the 2021 Notes. At December 31, 2016, $1.2 million of the excess remained as part of the carrying value of the 2021 Notes and the Company recognized $1.5 million of amortization expense as a reduction to interest expense during the year ended December 31, 2016.
The issuance of the 2021 Notes, 2021 PIK Notes and shares of common stock, as wells as the exchange of the 2017 Notes and 2021 Notes in the February Exchange and September Exchange represent non-cash financing activities for purposes of the statement of cash flows.
The indentures governing the 2021 PIK Notes and the 2021 Notes contain affirmative and negative covenants that, among other things, limit the ability of the Company and the subsidiary guarantors of the 2021 PIK Notes and the 2021 Notes to incur indebtedness; purchase or redeem stock; make certain investments; create liens that secure debt; enter into transactions with affiliates; sell assets; refinance certain indebtedness; merge with or into other companies or transfer substantially all of their assets; and, in certain circumstances, to pay dividends or make other distributions on stock. The 2021 PIK Notes and the 2021 Notes are fully and unconditionally guaranteed on a senior basis, jointly and severally, by certain wholly-owned subsidiaries of the Company.
The 2021 PIK Notes and the 2021 Notes are secured equally and ratably by second-priority liens on substantially all of the Company's and the subsidiary guarantors' oil and gas properties and substantially all of their other assets to the extent such properties and assets secure the Multidraw Term Loan Agreement (as defined below), except for certain excluded assets. Pursuant to the terms of an intercreditor agreement, the security interest in those properties and assets that secure the 2021 PIK Notes and the 2021 Notes and the guarantees are contractually subordinated to liens that secure the Multidraw Term Loan Agreement and certain other permitted indebtedness. Consequently, the 2021 PIK Notes and the 2021 Notes and the guarantees will be effectively subordinated to the Multidraw Term Loan Agreement and such other indebtedness to the extent of the value of such assets.
On October 17, 2016, the Company entered into the Multidraw Term Loan Agreement (the "Multidraw Term Loan Agreement") with Franklin Custodian Funds - Franklin Income Fund ("Franklin"), as a lender, and Wells Fargo Bank, National Association, as administrative agent, replacing the credit agreement with JPMorgan Chase Bank, N.A. The Multidraw Term Loan Agreement provides a multi-advance term loan facility, with borrowing availability for three years, in a principal amount of up to $50.0 million. The loans drawn under the Multidraw Term Loan Agreement (collectively, the “Term Loans”) may be used to repay existing debt (including the remaining 2017 Notes), to pay transaction fees and expenses, to provide working capital for exploration and production operations and for general corporate purposes. The Term Loans mature on October 17, 2020. As of December 31, 2016, the Company has $10.0 million of borrowings outstanding under the Term Loans.
The Company’s obligations under the Multidraw Term Loan Agreement and the Term Loans are secured by a first priority lien on substantially all of the assets of the Company and certain of its subsidiaries, including a lien on all equipment and at least 90% of the aggregate total value of the oil and gas properties of the Company and its subsidiaries, a pledge of the equity interests of PetroQuest Energy, L.L.C. (the "Borrower") and certain of the Company’s other subsidiaries, and corporate guarantees of the Company and certain of the Company’s other subsidiaries of the indebtedness of the Borrower. Term Loans under the Multidraw Term Loan Agreement bear interest at the rate of 10% per annum.
The Company and its subsidiaries are subject to a restrictive financial covenant under the Multidraw Term Loan Agreement, consisting of maintaining a ratio of (i) the present value, discounted at 10% per annum, of the estimated future net revenues in respect of the Company’s and its subsidiaries’ oil and gas properties, before any state, federal, foreign or other income taxes, attributable to proved developed reserves, using three-year strip prices in effect at the end of each calendar quarter, including swap agreements in place at the end of each quarter, to (ii) the sum of the outstanding Term Loans and the then outstanding commitments to provide Term Loans, that shall not be less than (a) 1.7 to 1.0 as measured on December 31, 2016 and March 31, 2017, and (b) 2.0 to 1.0 as measured on June 30, 2017, and the last day of each calendar quarter thereafter (the "Coverage Ratio").
Sales of the Company’s and its subsidiaries’ oil and gas properties outside the ordinary course of business are limited under the terms of the Multidraw Term Loan Agreement. In addition, the Multidraw Term Loan Agreement prohibits the Company from declaring and paying dividends on its Series B Preferred Stock.
The Multidraw Term Loan Agreement also includes customary restrictions with respect to debt, liens, dividends, distributions and redemptions, investments, loans and advances, nature of business, international operations and foreign subsidiaries, leases, sale or discount of receivables, mergers or consolidations, sales of properties, transactions with affiliates, negative pledge agreements, gas imbalances and swap agreements. As of December 31, 2016, no default or event of default existed under the Multidraw Term Loan Agreement and the Company was in compliance with all covenants contained in the Multidraw Term Loan Agreement, including the Coverage Ratio.
The 2017 Notes are reflected net of $0.1 million and $3.0 million of related unamortized financing costs at December 31, 2016 and 2015, respectively. The 2021 Notes are reflected net of $0.1 million of related unamortized financing costs as of December 31, 2016 and the Term Loans are reflected net of $2.8 million of related unamortized financing costs as of December 31, 2016.
The following table reconciles the face value of the 2017 Notes, 2021 Notes, 2021 PIK Notes and Term Loans to the carrying value included in the consolidated balance sheet as of December 31, 2016 and 2015 (in thousands):.

	December 31, 2016				December 31, 2015
	2017 Notes	2021 Notes	2021 PIK Notes	Term Loans	2017 Notes	2021 Notes	2021 PIK Notes	Term Loans
Face Value	$22,650	$14,177	$243,468	$10,000	$350,000	$—	$—	$—
Unamortized Deferred Financing Costs	(82)	(108)	—	(2,751)	(2,992)	—	—	—
Excess (shortfall) Carrying Value	—	1,159	(590)	—	—	—	—	—
Accrued PIK Interest	—	—	5,722	—	—	—	—	—
Carrying Value	$22,568	$15,228	$248,600	$7,249	$347,008	$—	$—	$—

On March 1, 2017, we notified the holders of the 2017 Notes that we will redeem the remaining $22.7 million of 2017 Notes on March 31, 2017 at a redemption price of 100% of the principal amount thereof, plus accrued interest to the redemption date. We expect to pay the redemption price with a combination of cash on hand and amounts borrowed under the Multidraw Term Loan Agreement described above.